Exhibit 99.1

Alphabet Announces Second Quarter 2017 Results
MOUNTAIN VIEW, Calif. – July 24, 2017 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended June 30, 2017.
"With revenues of $26 billion, up 21% versus the second quarter of 2016 and 23% on a constant currency basis, we're delivering strong growth with great underlying momentum, while continuing to make focused investments in new revenue streams," said Ruth Porat, CFO of Alphabet.
Q2 2017 financial highlights
In order to facilitate comparison of current quarter performance to prior periods, this summary table highlights the impact of the $2.7 billion European Commission (EC) fine, which was accrued in Q2 2017:

Q2 2017 summary results reflecting EC fine
	Including (GAAP) .	Excluding
Revenues	$26,010	$26,010
Operating income	$4,132	$6,868
Net income	$3,524	$6,260
Diluted EPS	$5.01	$8.90
The following summarizes our consolidated financial results for the quarters ended June 30, 2016 and 2017 (in millions, except for per share information, effective tax rate, and headcount; unaudited), reported on a GAAP basis including the impact of the EC fine:

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2017
Revenues	$21,500	$26,010
Increase in revenues year over year	21%	21%
Increase in constant currency revenues year over year	25%	23%

Operating income	$5,968	$4,132
Operating margin	28%	16%

Net income	$4,877	$3,524
Diluted EPS	$7.00	$5.01
Diluted shares (in thousands)	696,847	703,503

Effective tax rate (ETR)	20%	19%
Headcount	66,575	75,606

Q2 2017 supplemental information
Segment revenues and operating results (in millions; unaudited):

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2017
Google properties revenues	$15,400	$18,425
Google Network Members' properties revenues	3,743	4,247
Google advertising revenues	19,143	22,672
Google other revenues	2,172	3,090
Google segment revenues	$21,315	$25,762
Other Bets revenues	$185	$248

Google operating income*	$6,990	$7,803
Other Bets operating loss	($855)	($772)
*The EC fine is included in reconciling items as it is not allocated to Google for segment reporting purposes.
Traffic acquisition costs (TAC) to Google Network Members and distribution partners (in millions; unaudited):

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2017
TAC to Google Network Members	$2,623	$3,042
TAC to Google Network Members as % of Google Network Members' properties revenues	70%	72%
TAC to distribution partners	$1,352	$2,049
TAC to distribution partners as % of Google properties revenues	9%	11%
Total TAC	$3,975	$5,091
Total TAC as % of Google advertising revenues	21%	22%
Paid clicks and cost-per-click information (unaudited):

	Change from Q2 2016 to Q2 2017 (YoY)	Change from Q1 2017 to Q2 2017 (QoQ)
Aggregate paid clicks	52%	12%
Paid clicks on Google properties	61%	15%
Paid clicks on Google Network Members' properties	9%	(5)%

Aggregate cost-per-click	(23)%	(6)%
Cost-per-click on Google properties	(26)%	(8)%
Cost-per-click on Google Network Members' properties	(11)%	5%
The EC fine
On June 27, 2017, the EC announced its decision that certain actions taken by Google regarding its display and ranking of shopping search results and ads infringed European competition law. The EC decision imposes a €2.42 billion (approximately $2.74 billion) fine, which we accrued in the second quarter of 2017. The fine is included in "accrued expense and other current liabilities" on our Consolidated Balance Sheet.
Webcast and conference call information
A live audio webcast of our second quarter 2017 earnings release call will be available at http://abc.xyz/investor. The call begins today at 2:00 PM (PT) / 5:00 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also announce investor information, including news and commentary about our business and financial performance, SEC filings, notices of investor events and our press and earnings releases, on our investor relations website (http://abc.xyz/investor).

Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2016 and our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.  All information provided in this release and in the attachments is as of July 24, 2017, and we undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: operating income, excluding the EC fine; net income, excluding the EC fine; diluted earnings per share, excluding the EC fine; free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding one-time charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures," "Reconciliation from net cash provided by operating activities to free cash flow," and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations
investor-relations@abc.xyz
Media
press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2016	June 30, 2017
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$12,918	$15,711
Marketable securities	73,415	79,002
Total cash, cash equivalents, and marketable securities	86,333	94,713
Accounts receivable, net of allowance of $467 and $546	14,137	14,003
Income taxes receivable, net	95	874
Inventory	268	398
Prepaid revenue share, expenses and other assets	4,575	2,398
Total current assets	105,408	112,386
Prepaid revenue share, expenses and other assets, non-current	1,819	2,004
Non-marketable investments	5,878	6,642
Deferred income taxes	383	376
Property and equipment, net	34,234	37,676
Intangible assets, net	3,307	2,933
Goodwill	16,468	16,604
Total assets	$167,497	$178,621
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,041	$2,488
Accrued compensation and benefits	3,976	3,271
Accrued expenses and other current liabilities	6,144	8,560
Accrued revenue share	2,942	3,007
Deferred revenue	1,099	1,226
Income taxes payable, net	554	133
Total current liabilities	16,756	18,685
Long-term debt	3,935	3,955
Deferred revenue, non-current	202	345
Income taxes payable, non-current	4,677	4,128
Deferred income taxes	226	369
Other long-term liabilities	2,665	2,853
Total liabilities	28,461	30,335
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 691,293 (Class A 296,992, Class B 47,437, Class C 346,864) and 692,876 (Class A 298,043, Class B 47,101, Class C 347,732) shares issued and outstanding	36,307	38,509
Accumulated other comprehensive loss	(2,402)	(1,728)
Retained earnings	105,131	111,505
Total stockholders’ equity	139,036	148,286
Total liabilities and stockholders’ equity	$167,497	$178,621

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2017	2016	2017
Revenues	$21,500	$26,010	$41,757	$50,760
Costs and expenses:
Cost of revenues	8,130	10,373	15,778	20,168
Research and development	3,363	4,172	6,730	8,114
Sales and marketing	2,415	2,897	4,802	5,541
General and administrative	1,624	1,700	3,137	3,501
European Commission fine	0	2,736	0	2,736
Total costs and expenses	15,532	21,878	30,447	40,060
Income from operations	5,968	4,132	11,310	10,700
Other income (expense), net	151	245	(62)	496
Income before income taxes	6,119	4,377	11,248	11,196
Provision for income taxes	1,242	853	2,164	2,246
Net income	$4,877	$3,524	$9,084	$8,950

Basic net income per share of Class A and B common stock and Class C capital stock	$7.11	$5.09	$13.23	$12.94
Diluted net income per share of Class A and B common stock and Class C capital stock	$7.00	$5.01	$13.01	$12.74

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2017	2016	2017
Operating activities
Net income	$4,877	$3,524	$9,084	$8,950
Adjustments:
Depreciation and impairment of property and equipment	1,271	1,424	2,426	2,711
Amortization and impairment of intangible assets	219	201	435	417
Stock-based compensation expense	1,503	2,003	2,997	4,012
Deferred income taxes	(50)	(75)	364	538
Loss on marketable and non-marketable investments, net	14	16	294	84
Other	27	26	91	34
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(835)	(836)	(17)	431
Income taxes, net	1,409	(2,289)	1,680	(1,779)
Prepaid revenue share, expenses and other assets	(24)	(326)	161	(454)
Accounts payable	48	16	(221)	119
Accrued expenses and other liabilities	593	3,555	(471)	1,687
Accrued revenue share	83	80	(48)	6
Deferred revenue	(15)	84	3	195
Net cash provided by operating activities	9,120	7,403	16,778	16,951
Investing activities
Purchases of property and equipment	(2,136)	(2,831)	(4,580)	(5,339)
Proceeds from disposals of property and equipment	13	13	29	54
Purchases of marketable securities	(24,840)	(19,557)	(45,588)	(39,676)
Maturities and sales of marketable securities	20,346	14,876	37,789	34,238
Purchases of non-marketable investments	(318)	(340)	(681)	(694)
Maturities and sales of non-marketable investments	56	40	98	118
Cash collateral related to securities lending	(106)	0	(363)	0
Investments in reverse repurchase agreements	(150)	0	(50)	0
Acquisitions, net of cash acquired, and purchases of intangible assets	(38)	(42)	(72)	(143)
Proceeds from collection of notes receivable	0	669	0	1,419
Net cash used in investing activities	(7,173)	(7,172)	(13,418)	(10,023)
Financing activities
Net payments related to stock-based award activities	(803)	(1,084)	(1,610)	(2,093)
Repurchases of capital stock	(1,595)	(1,618)	(3,693)	(2,745)
Proceeds from issuance of debt, net of costs	1,797	0	5,753	0
Repayments of debt	(2,839)	(38)	(6,801)	(56)
Proceeds from sale of subsidiary shares	0	0	0	480
Net cash used in financing activities	(3,440)	(2,740)	(6,351)	(4,414)
Effect of exchange rate changes on cash and cash equivalents	9	88	69	279
Net increase (decrease) in cash and cash equivalents	(1,484)	(2,421)	(2,922)	2,793
Cash and cash equivalents at beginning of period	15,111	18,132	16,549	12,918
Cash and cash equivalents at end of period	$13,627	$15,711	$13,627	$15,711

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents certain non-GAAP consolidated results excluding one-time charges (in millions, except share amounts which are reflected in thousands and per share amounts, unaudited):

Three Months Ended June 30, 2017
Operating income (GAAP)	$4,132
Add: European Commission (EC) fine(1)	2,736
Operating income, excluding the EC fine (Non-GAAP)	$6,868

Net income (GAAP)	$3,524
Add: EC fine(1)	2,736
Net income, excluding the EC fine (Non-GAAP)	$6,260

Diluted net income per share (GAAP)	$5.01
Diluted net income per share, excluding the EC fine (Non-GAAP)	$8.90
Shares used in diluted per share calculation (in thousands)	703,503

(1)	There is no tax effect as this charge is not tax deductible.

Non-GAAP operating income: From time to time, we may provide operating income excluding one-time charges. We consider this non-GAAP financial measure to be a useful metric for management and investors because it excludes one-time charges so that Alphabet's management and investors can compare Alphabet's recurring core business operating results over multiple periods. We believe that providing a non-GAAP financial measure that excludes one-time charges allows investors to make meaningful comparisons between Alphabet's recurring core business operating results and those of other companies, as well as providing Alphabet's management with an important tool for financial and operational decision making and for evaluating Alphabet's own recurring core business operating results over different periods of time. There are a number of limitations related to the use of non-GAAP operating income versus operating income calculated in accordance with GAAP, such as that the components of the costs that we exclude in our calculation of non-GAAP operating income may differ from the components that our peer companies exclude when they report their results of operations. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP operating income and evaluating non-GAAP operating income together with operating income calculated in accordance with GAAP.

Non-GAAP net income and diluted EPS: From time to time, we may provide net income excluding one-time charges, less the related tax effects as applicable. We may also provide diluted EPS excluding one-time charges, calculated as net income excluding one-time charges, less the related tax effects as applicable, divided by total weighted average outstanding shares, on a fully-diluted basis. We consider these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of one-time charges so that Alphabet's management and investors can compare Alphabet's recurring core business financial results over multiple periods. We believe that providing a non-GAAP financial measure that excludes one-time charges allows investors to make meaningful comparisons between Alphabet's recurring core business financial results and those of other companies, as well as providing Alphabet's management with an important tool for financial and operational decision making and for evaluating Alphabet's own recurring core business operating results over different periods of time. In order to provide a complete picture of our recurring core business operating results, we exclude from non-GAAP net income and non-GAAP diluted EPS the tax effects of these one-time charges, as applicable. Without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on our operating results. There are a number of limitations related to the use of non-GAAP net income and non-GAAP diluted EPS versus net income and diluted EPS calculated in accordance with GAAP, such as that the components of the costs that we exclude in our calculation of non-GAAP net income and non-GAAP diluted EPS may differ from the components that our peer companies exclude when they report their results of operations. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income and non-GAAP diluted EPS and evaluating non-GAAP net income and non-GAAP diluted EPS together with net income and diluted EPS calculated in accordance with GAAP.

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):
We continue to provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended June 30, 2017
Net cash provided by operating activities	$7,403
Less: purchases of property and equipment	(2,831)
Free cash flow	$4,572
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures. There is a limitation to using free cash flow to evaluate Alphabet rather than the GAAP measure of net cash provided by operating activities because free cash flow adjusts for the cash used for capital expenditures during the period and as such, it does not represent the total increase or decrease in the cash balance from operations for the period. We compensate for this limitation by providing information about our capital expenditures on the face of the statement of cash flows and under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. We have computed free cash flow using the same consistent method from quarter to quarter and year to year.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):
We continue to provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the effects of foreign currency movements, which are not indicative of our core operating results.

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2017
	YoY (using Q2'16's FX rates)	QoQ (using Q1'17's FX rates)
EMEA revenues (GAAP)	$8,545	$8,545
Exclude foreign exchange impact on Q2'17 revenues using Q2'16 rates	396	N/A
Exclude foreign exchange impact on Q2'17 revenues using Q1'17 rates	N/A	(235)
Exclude hedging impact recognized in Q2'17	12	12
EMEA constant currency revenues (non-GAAP)	$8,953	$8,322
Prior period EMEA revenues, excluding hedging impact (non-GAAP)	$7,415	$7,933
EMEA revenue growth (GAAP)	14%	6%
EMEA constant currency revenue growth (non-GAAP)	21%	5%

APAC revenues (GAAP)	$3,730	$3,730
Exclude foreign exchange impact on Q2'17 revenues using Q2'16 rates	(24)	N/A
Exclude foreign exchange impact on Q2'17 revenues using Q1'17 rates	N/A	(77)
Exclude hedging impact recognized in Q2'17	(11)	(11)
APAC constant currency revenues (non-GAAP)	$3,695	$3,642
Prior period APAC revenues, excluding hedging impact (non-GAAP)	$2,900	$3,560
APAC revenue growth (GAAP)	28%	3%
APAC constant currency revenue growth (non-GAAP)	27%	2%

Other Americas revenues (GAAP)	$1,413	$1,413
Exclude foreign exchange impact on Q2'17 revenues using Q2'16 rates	(8)	N/A
Exclude foreign exchange impact on Q2'17 revenues using Q1'17 rates	N/A	3
Exclude hedging impact recognized in Q2'17	(4)	(4)
Other Americas constant currency revenues (non-GAAP)	$1,401	$1,412
Prior period Other Americas revenues, excluding hedging impact (non-GAAP)	$1,072	$1,271
Other Americas revenue growth (GAAP)	31%	11%
Other Americas constant currency revenue growth (non-GAAP)	31%	11%

United States revenues (GAAP)	$12,322	$12,322
United States revenue growth (GAAP)	23%	5%

Revenues (GAAP)	$26,010	$26,010
Constant currency revenues (non-GAAP)	$26,371	$25,698
Prior period revenues, excluding hedging impact (non-GAAP)	$21,422	$24,533
Revenue growth (GAAP)	21%	5%
Constant currency revenue growth (non-GAAP)	23%	5%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging impact recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging impact recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net, (in millions, unaudited):

	Three Months Ended
	June 30,
	2016	2017
Interest income	$307	$294
Interest expense	(32)	(21)
Foreign currency exchange losses, net	(128)	(46)
Loss on marketable securities, net	(9)	(15)
Loss on non-marketable investments, net	(5)	(1)
Other	18	34
Other income (expense), net	$151	$245

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation, capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	June 30,
	2016	2017
Revenues:
Google	$21,315	$25,762
Other Bets	185	248
Total revenues	$21,500	$26,010

Operating income (loss):
Google	$6,990	$7,803
Other Bets	(855)	(772)
Reconciling items(1)	(167)	(2,899)
Total income from operations	$5,968	$4,132

Stock-based compensation(2):
Google	$1,321	$1,854
Other Bets	149	111
Reconciling items(3)	33	38
Total stock-based compensation	$1,503	$2,003

Capital expenditures:
Google	$2,056	$2,835
Other Bets	280	151
Reconciling items(4)	(200)	(155)
Total capital expenditures	$2,136	$2,831

Depreciation, amortization, and impairment:
Google	$1,409	$1,543
Other Bets	81	82
Total depreciation, amortization, and impairment	$1,490	$1,625

(1)
Reconciling items are primarily comprised of the European Commission fine for the three months ended June 30, 2017, as well as corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(2)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(3)	Reconciling items are primarily related to corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(4)
Reconciling items are related to timing differences of payments as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on cash basis and other miscellaneous differences.